Exhibit 99.1

Superior Bancorp Announces Agreement with Regulators

BIRMINGHAM, AL. – November 4, 2010 – Superior Bancorp (NASDAQ:SUPR) announced today that the Company and its principal operating subsidiary, Superior Bank, have entered into agreements with the Office of Thrift Supervision (OTS), their primary regulator, to continue taking actions to strengthen their financial condition and operations.  Each agreement, known as a Stipulation and Consent to the Issuance of an Order to Cease and Desist, is a formal action by the OTS requiring corrective measures in a number of areas. No fines or penalties were imposed as a result of these formal actions.

C. Stanley Bailey, Chairman & CEO, stated, “Superior has been working closely with its regulators since the start of this economic recession to increase capital, reduce higher risk and non-performing loans, return to profitability and maintain safe and sound banking practices.  These agreements formalize steps that already are underway and that we and our regulators believe are necessary to improve Superior's financial health, and its ability to provide a “superior” level of service to our customers and the communities we serve in Alabama and Florida.”

Under the agreements, Superior is required, among other things, to increase the Bank's capital, maintain its allowance for loan and lease losses at a level appropriate for the risk in its loan portfolio, reduce its classified assets, discontinue the extension of loans to certain stressed sectors of the economy, update its three-year capital and business plans, reduce brokered deposits, prohibit payment of dividends by the Bank and the Company at this time and increase management and board oversight. The Company and Bank are implementing a comprehensive plan to achieve full compliance with the orders.

Customer deposits and performing, non-classified loans are unaffected by the agreement with the OTS.  Deposits remain fully covered by FDIC insurance to at least $250,000 per depositor.  In addition, non-interest bearing transaction accounts and qualified NOW checking accounts are fully guaranteed by the FDIC for an unlimited amount of coverage under the FDIC's Transaction Account Guarantee (TAG) program, in which Superior Bank is a participant.  The coverage under TAG is in addition to, and separate from, the coverage available under the FDIC's general deposit insurance protection.

About Superior Bancorp

Superior Bancorp is a $3.4 billion thrift holding company headquartered in Birmingham, and the second largest bank holding company headquartered in Alabama. The principal subsidiary of Superior Bancorp is Superior Bank, a southeastern community bank that currently has 73 branches, with 45 locations throughout the state of Alabama and 28 locations in Florida. Superior Bank also operates 24 consumer finance offices in North Alabama as 1st Community Credit and Superior Financial Services.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Some of the disclosures in this release, including any statements preceded by, followed by or which include the words "may," "could," "should," "will," "would," "hope," "might," "believe," "expect," "anticipate," "estimate," "intend," "plan," "assume" or similar expressions constitute forward-looking statements. These forward-looking statements, implicitly and explicitly, include the assumptions underlying the statements and other information with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business, including our expectations and estimates with respect to our revenues, expenses, earnings, return on equity, return on assets, efficiency ratio, asset quality, the adequacy of our allowance for loan losses and other financial data and capital and performance ratios. Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond our control). Such forward looking statements should, therefore, be considered in light of various important factors set forth from time to time in our reports and registration statements filed with the SEC. The following factors, among others, could cause our financial performance to differ materially from our goals, plans, objectives, intentions, expectations and other forward-looking statements: (1) the strength of the United States economy in general and the strength of the regional and local economies in which we conduct operations; (2) changes in local economic conditions in the markets in which we operate; (3) the continued weakening in the real estate values in the markets in which we operate; (4) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (5) increases in FDIC deposit insurance premiums and assessments; (6) inflation or deflation and interest rate, market and monetary fluctuations; (7) the adequacy of our allowance for loan losses to cover actual losses and impact of credit risk exposures; (8) greater loan losses than historic levels and increased allowance for loan loss; (9) our timely development of new products and services in a changing environment, including the features, pricing and quality compared to the products and services of our competitors; (10) the willingness of users to substitute competitors' products and services for our products and services; (11) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (12) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (13) our ability to comply with any requirements imposed on us and Superior Bank by our regulators; (14) restrictions or limitations on our access to funds from Superior Bank; (15) changes in accounting policies, principles and guidelines applicable to us; (16) our focus on lending to small to mid-size community-based businesses, which may increase our credit risk; (17) our ability to resolve any regulatory, legal or judicial proceeding on acceptable terms and its effect on our financial condition or results of operations; (18) technological changes; (19) changes in consumer spending and savings habits; (20) the effect of natural or environmental disasters, such as, among other things, hurricanes and oil spills, in our geographic markets; (21) the continuing instability in the domestic and international capital markets; (22) the effects on our operations of policy initiatives or laws that have been and may continue to be introduced by the Presidential administration or Congress and related regulatory actions, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder; (23) our ability to successfully integrate the assets, liabilities, customers, systems and management we acquire or merge into our operations; (24) our ability to raise additional capital to fund growth plans or to meet regulatory requirements; and (25) other factors and information contained in reports and other filings we make with the SEC. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this report. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We do not intend to update our forward-looking information and statements, whether written or oral, to reflect changes. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

More information on Superior Bancorp and its subsidiaries may be obtained over the Internet, http://www.superiorbank.com, or by calling 1-877-326-BANK (2265).

SOURCE Superior Bancorp

Contact:  Jim White, Chief Financial Officer, +1-205-327-3656